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                    PAINEWEBBER U.S. GOVERNMENT INCOME FUND
             PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND
                   PAINEWEBBER INVESTMENT GRADE INCOME FUND
                         PAINEWEBBER HIGH INCOME FUND
                       PAINEWEBBER STRATEGIC INCOME FUND
                          1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  The five funds named above (each a "Fund" and, collectively, "Funds") are series of professionally managed, open-end management investment companies, each organized as a Massachusetts business trust. Each Fund seeks generally to obtain the highest level of income that is consistent with its investment strategy. PaineWebber Strategic Income Fund ("Strategic Income Fund"), a non-diversified series of PaineWebber Securities Trust ("Securities Trust" or "Trust"), strategically allocates its investments among three bond market sectors: U.S. government and investment grade corporate bonds; U.S. high yield, high risk corporate bonds; and foreign and emerging market bonds. The remaining four Funds are diversified series of PaineWebber Managed Investments Trust ("Managed Investments Trust" or "Trust"). PaineWebber U.S. Government Income Fund ("U.S. Government Income Fund") invests primarily in U.S. government bonds, especially those backed by mortgages or other assets. PaineWebber Low Duration U.S. Government Income Fund ("Low Duration Income Fund") also invests primarily in U.S. government bonds, especially those backed by mortgages or other assets, but it limits the expected life (duration) of its portfolio to from 1 to 3 years. PaineWebber Investment Grade Income Fund ("Investment Grade Income Fund") invests primarily in a diversified range of investment grade bonds, including U.S. government and U.S. and foreign corporate bonds. PaineWebber High Income Fund ("High Income Fund") invests primarily in a diversified range of high yield, high risk, U.S. and foreign corporate bonds.

  Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), serves as investment adviser, administrator and distributor for each Fund. As distributor, Mitchell Hutchins has appointed PaineWebber as the exclusive dealer for the sale of Fund shares. Pacific Investment Management Company ("PIMCO") serves as investment sub-adviser for Low Duration Income Fund.

  This Statement of Additional Information is not a prospectus and relates only to the Funds' Class A, B and C shares. It should be read only in conjunction with the Funds' current Prospectus for those shares, dated April 1, 1997. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm, or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated April 1, 1997.
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                      INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the investment policies and limitations of the Funds. Except as otherwise indicated in the Prospectus or the Statement of Additional Information, there are no policy limitations on a Fund's ability to use the investments or techniques discussed in these documents.

  YIELD FACTORS AND RATINGS. Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to debt obligations by S&P and Moody's is included in the Appendix to the Prospectus. The process by which S&P and Moody's determine ratings for mortgage- and asset-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying securities, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with such securities. Not even the highest such ratings represents an assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

  A Fund may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events so that an issuer's current financial condition may be better or worse than the rating indicates. The rating assigned to a security by a NRSRO does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. Subsequent to its purchase by any Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by that Fund.

  In addition to ratings assigned to individual bond issues, Mitchell Hutchins or PIMCO, as applicable, will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Funds invest are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

  Debt securities rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality are below investment grade, are deemed by those agencies to be predominantly speculative with respect to

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the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Lower rated debt securities generally offer a higher current yield than that available for investment grade issues, but they involve higher risks, in that they especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

  The market for lower rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur. The market for lower rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

  ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

  MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs. The U.S. government mortgage-backed securities in which the Funds may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae (formerly, the Federal National Mortgage Association) or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings

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associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Funds expect to invest in those new types of mortgage-backed securities that Mitchell Hutchins or PIMCO believes may assist a Fund in achieving its investment objective. Similarly, a Fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

  Ginnie Mae Certificates. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the Funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

  Fannie Mae Certificates. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

  Freddie Mac Certificates. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.


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  Private, RTC and Similar Mortgage-Backed Securities. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ("CMOs") issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "--Types of Credit Enhancement." These credit enhancements do not protect investors from changes in market value.

  The Resolution Trust Corporation ("RTC"), which was organized by the U.S. government in connection with the savings and loan crisis, held assets of failed savings associations as either a conservator or receiver for such associations, or it acquired such assets in its corporate capacity. These assets included, among other things, single family and multifamily mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC established a vehicle registered with the Securities and Exchange Commission ("SEC") through which it sold mortgage-backed securities. RTC mortgage-backed securities represent pro rata interests in pools of mortgage loans that RTC held or acquired, as described above, and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.

  Collateralized Mortgage Obligations and Multi-Class Mortgage Pass-
Throughs. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes,

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rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

  Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an "inverse IO," on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof. Low Duration Income Fund may not invest in inverse floating rate mortgage- or asset-backed securities. The other Funds are not subject to any similar limitation.

  Types of Credit Enhancement. To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to

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make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

  Special Characteristics of Mortgage- and Asset-Backed Securities. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average

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life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of a Fund.

  Additional Information on ARM and Floating Rate Mortgage-Backed
Securities. Adjustable rate mortgage ("ARM") securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans.

  Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

  ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

  The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on

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lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

  Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

  CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable fixed income nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

  The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value, and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its

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conversion value, determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Fund is called for redemption, a Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Investment Grade Income Fund has no current intention of converting any convertible securities it may own into equity or holding them as equity upon conversion, although it may do so for temporary purposes. The other Funds that may invest in convertible securities may hold any equity securities they acquire upon conversion subject only to their limitations on holding equity securities.

  DURATION. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept "term to maturity." Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides for a final payment, taking no account of the pattern of the security's payments prior to maturity.

  For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending upon its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

  Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Fund's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

  There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins and PIMCO will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

  ILLIQUID SECURITIES. Each Fund may invest up to 10% of its net assets (15% for Low Duration Income Fund and Strategic Income Fund) in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins or PIMCO has determined are liquid pursuant to guidelines established by a Trust's board of trustees (sometimes referred to as a "board"). The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest only ("IO") and principal only ("PO") classes of mortgage-backed securities are considered illiquid. However, IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if Mitchell Hutchins or PIMCO has determined that they are liquid pursuant to guidelines established by each Trust's board.

  Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). A Fund may not be able to sell illiquid securities when Mitchell Hutchins or PIMCO considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were liquid. Also the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities may be difficult to value due to the unavailability of reliable market quotations for such securities. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and a Fund might be unable to dispose of such securities promptly or at favorable prices.

  Each Trust's board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins or PIMCO, pursuant to guidelines approved by the board. Mitchell Hutchins and PIMCO take into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and
(5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins or PIMCO monitors the liquidity of restricted securities in each Fund's portfolio and reports periodically on such decisions to the board.

  ZERO COUPON, OID AND PIK SECURITIES. Federal tax law requires that a holder of a security with original issue discount ("OID") accrue a portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the investing Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income attributable to such securities. Similarly, while payment-in-kind ("PIK") securities may pay interest in the form of additional securities rather than cash, that interest must be included in a Fund's annual income.

  To qualify for pass-through federal income tax treatment as regulated investment companies, the Funds must distribute substantially all of their net investment income each year, including non-cash income. Accordingly, each Fund will be required to include in its dividends an amount equal to the income attributable to its zero coupon, other OID and PIK securities. See "Taxes." Those dividends will be paid from the cash assets of a Fund or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

  Certain zero coupon securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. This technique is frequently used with U.S. Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities. As long as the SEC takes this position, CATS and TIGRs, which are not issued through the U.S. Treasury, will not be counted as U.S. government securities for purposes of the 65% investment requirement applicable to U.S. Government Income Fund and Low Duration Income Fund.

  MONEY MARKET INSTRUMENTS. Each Fund may hold up to 35% (100% for Strategic Income Fund) of its total assets in cash or money market instruments for liquidity purposes or pending investment. In addition, when Mitchell Hutchins or PIMCO believes unusual circumstances warrant a defensive position, each Fund temporarily may commit all or any portion of its assets to cash, including cash denominated in foreign currencies (Strategic Income Fund), or money market instruments, including instruments of foreign issuers (Strategic Income Fund). Money market instruments may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, commercial paper rated at least A-1 by S&P or P-1 by Moody's (Low Duration Income Fund and Investment Grade Income Fund) or without regard to rating (High Income Fund and Strategic Income Fund), bank certificates of deposit, bankers' acceptances and repurchase agreement secured by any of the foregoing. The money market instruments of U.S. Government Income Fund will be limited to obligations of the U.S. government, its agencies or instrumentalities and repurchase agreements secured by such obligations.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. A Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by a Fund upon their acquisition is accrued as interest and included in the Fund's net investment income.

  Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Fund if the other party to a repurchase agreement becomes insolvent. Each Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or PIMCO to present minimum credit risks in accordance with guidelines established by each Trust's board. Mitchell Hutchins reviews and monitors the creditworthiness of those institutions under the board's general supervision.

  REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements with banks and securities dealers. Such agreements involve the sale of securities held by the Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, a Fund's custodian segregates assets to cover the amount of the Fund's obligations under the reverse repurchase agreement. See "Investment Policies and Restrictions--Segregated Accounts."

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Fund's net asset value. When a Fund agrees to purchase securities on a when-issued basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts." The Funds purchase when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins or PIMCO deems it advantageous to do so, which may result in capital gain or loss to a Fund.

  FOREIGN SECURITIES. Strategic Income Fund may invest without limit in securities denominated in foreign currencies. High Income Fund may invest up to 35% of its net assets in securities of foreign issuers, with no more than 10% of its net assets in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar. Investment Grade Income Fund may invest up to 20% of its net assets in U.S. dollar-denominated securities of foreign issuers or foreign branches of U.S. banks that are traded in the U.S. securities markets, or in U.S. dollar-denominated securities the value of which is linked to the value of foreign currencies. An investment in these Funds may involve risks relating to political, social and economic developments abroad as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, confiscatory taxation, withholding taxes, political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. To the extent these Funds invest in foreign securities, the securities may not be registered with the SEC, nor the issuers thereof subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by these Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts. Foreign securities trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose that Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

  If the value of a foreign currency rises against the value of the U.S. dollar, the value of a Fund's assets denominated in that currency or linked to that currency will increase; correspondingly, if the value of a foreign currency declines against the value of the U.S. dollar, the value of a Fund's assets denominated in that currency or linked to that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions.

  The costs attributable to foreign investing borne by High Income Fund or Strategic Income Fund frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Funds would be subject.

  All or a substantial portion of High Income Fund's or Strategic Income Fund's investments in foreign and emerging market securities may be rated below investment grade or may be unrated securities with credit characteristics that are comparable to securities that are rated below investment grade. Strategic Income Fund may invest without limit in securities of issuers in emerging market countries and in non-U.S. dollar-denominated fixed income securities, including securities denominated in the local currencies of emerging market countries.

SPECIAL CHARACTERISTICS OF FOREIGN AND EMERGING MARKET SECURITIES

  EMERGING MARKET SECURITIES. Many foreign and emerging market securities are not registered with the SEC, nor are the issuers thereof subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by a Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. A Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in the temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

  SOVEREIGN DEBT. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is, therefore, limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

  A sovereign debtor's willingness or ability to pay interest and repay principal in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

  To the extent that a country has a current account deficit (generally when exports of merchandise and services are less than the country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it will need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

  With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such moratoria are currently in effect in certain Latin American countries.

  Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

  Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a Fund. Certain countries in which a Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

  BRADY BONDS. Brady Bonds are sovereign debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the IMF. The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

  Brady Plan debt restructurings totalling more than $80 billion have been implemented to date in Mexico, Costa Rica, Venezuela, Uruguay, Nigeria, Argentina and the Philippines and, in addition, Brazil has announced intentions to issue Brady Bonds. There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

  Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

  STRUCTURED FOREIGN INVESTMENTS. This term refers to interests in U.S. and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring involves the deposit with or purchase by a U.S. or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is dependent on the extent of the cash flow on the underlying instruments.

  Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks that unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

  SELECTION OF SECURITIES--STRATEGIC INCOME FUND. In selecting U.S. government and investment grade securities for Strategic Income Fund's portfolio, Mitchell Hutchins will consider factors such as the general level of interest rates, changes in the perceived creditworthiness of the issuers, the prepayment outlook for the mortgage market and changes in general economic conditions and business conditions affecting the issuers and their respective industries.

  In selecting U.S. high yield securities for Strategic Income Fund's portfolio, Mitchell Hutchins seeks to identify issuers and industries that Mitchell Hutchins believes are more likely to experience stable or improving financial conditions. Many corporations are in the process of strengthening, or have recently improved, their financial positions through cost-cutting, restructuring or refinancing with lower cost debt. Mitchell Hutchins expects that, at times when the U.S. economy is improving, these factors and others may lead many issuers to experience financial improvement and possible credit upgrades. Mitchell Hutchins seeks to identify these issuers through detailed credit research. Mitchell Hutchins' analysis may include consideration of general industry trends, the issuer's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, the issuer's responsiveness to changes in business conditions and interest rates, and other terms and conditions. Mitchell Hutchins may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

  Mitchell Hutchins selectively invests Strategic Income Fund's assets allocated to foreign and emerging market securities in securities of issuers in countries where the combination of income market yields, the price appreciation potential of fixed income securities and, with respect to non-U.S. dollar-denominated securities, currency exchange rate movements present opportunities for high current income and, secondarily, capital appreciation. Determinations as to the foreign markets in which the Fund invests are based on an evaluation of total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history of the country in which the issuer is located. Particular securities are selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various issues by a single issuer, analysis of volatility and liquidity of these particular instruments and the tax implications to the Fund of various instruments.

  LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Fund will retain authority to terminate any loan at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash held as collateral to the borrower or placing broker. A Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

  LOAN PARTICIPATIONS AND ASSIGNMENTS. Investment Grade Income Fund and High Income Fund each may invest up to 5% of its net assets and Strategic Income Fund may invest without limitation in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation and one or more financial institutions ("Lenders"). The Funds' investments in Loans are expected in most instances to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in a Fund's having a contractual relationship only with the Lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Funds will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by Mitchell Hutchins to be creditworthy.

  When a Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  Assignments and Participations are generally not registered under the 1933 Act and thus are subject to each Fund's limitation on investment in illiquid securities. Because there is no liquid market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

  SEGREGATED ACCOUNTS. When a Fund enters into certain transactions that involve obligations to make future payments to third parties, including dollar rolls, reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under "Hedging and Other Strategies Using Derivative Contracts," segregated accounts may also be required in connection with certain transactions involving options or futures contracts, interest rate protection transactions or forward currency contracts.

  FUNDAMENTAL INVESTMENT LIMITATIONS. The following fundamental investment limitations cannot be changed for a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or the amount of total assets will not be considered a violation of any of the following limitations:

    Each Fund will not:

  (1) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities, and except that U.S. Government Income Fund and Low Duration Income Fund, under normal circumstances, each will invest 25% or more of its total assets in mortgage- and asset-backed securities, which (whether or not issued or guaranteed by an agency or instrumentality of the U.S. government) shall be considered a single industry for purposes of this limitation.

  (2) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

  (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

  (4) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

  (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

  (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    In addition, U.S. Government Income Fund, Low Duration Income Fund, Investment Grade Income Fund and High Income Fund will not:

  (7) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

     The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

  NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions may be changed by each board without shareholder approval.

  Each Fund will not:

  (1) invest more than 10% (15% for Low Duration Income Fund and Strategic Income Fund) of its net assets in illiquid securities, a term that means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

  (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  (3) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

  (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

            HEDGING AND OTHER STRATEGIES USING DERIVATIVE CONTRACTS

  GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. As discussed in the Prospectus, Mitchell Hutchins or PIMCO may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge a Fund's portfolio and to enhance income or realize gains. Mitchell Hutchins or PIMCO also may attempt to hedge a Fund's portfolio through the use of interest rate protection transactions, and High Income Fund and Strategic Income Fund may use forward currency contracts for hedging purposes. A Fund may enter into transactions using one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a Fund's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the Funds are described below.

  OPTIONS ON DEBT SECURITIES AND FOREIGN CURRENCIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract which gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

  OPTIONS ON INDICES OF DEBT SECURITIES. An index assigns relative values to the securities included in the index and fluctuates with changes in the market values of such securities. Index options operate in the same way as more traditional options, except that exercises of index options are effected with cash payment and do not involve delivery of securities. Thus, upon exercise of an index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the index.

  DEBT SECURITY INDEX FUTURES CONTRACTS. A debt security index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally, contracts are closed out prior to the expiration date of the contract.

  INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of debt security called for in the contract at a specified future time and at a specified price. Although interest rate futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FUTURES CONTRACTS. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

  FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

  GENERAL DESCRIPTION OF HEDGING STRATEGIES. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise that put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  Each Fund may purchase and write (sell) covered straddles on securities or indices of debt securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A Fund might enter into a long straddle when Mitchell Hutchins or PIMCO believes it likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A Fund might enter into a short straddle when Mitchell Hutchins or PIMCO believes it unlikely that interest rates will be as volatile during the term of the option as the option pricing implies.

  Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use Derivative Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins and PIMCO expect to discover additional opportunities in connection with options, futures contracts and other derivative contracts and hedging techniques. These new opportunities may become available as Mitchell Hutchins and PIMCO develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other derivative contracts and techniques are developed. Mitchell Hutchins or PIMCO may utilize these opportunities to the extent that they are consistent with the Funds' investment objectives and permitted by the Funds' investment limitations and applicable regulatory authorities. The Funds' Prospectus or Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments in hedging strategies involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow:

  (1) Successful use of most Derivative Instruments depends upon Mitchell Hutchins' or PIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins and PIMCO are experienced in the use of Derivative Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

  (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded.

  (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because Mitchell Hutchins or PIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not hedged at all.

  (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If a Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

  COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies (for High Income Fund and Strategic Income Fund) or other options, futures contracts or (for High Income Fund and Strategic Income Fund) forward currency contracts or (2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

  OPTIONS. The Funds may purchase put and call options, and write (sell) covered put and call options, on debt securities and (for High Income Fund and Strategic Income Fund) foreign currencies. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put or call options can enable a Fund to enhance income by reason of the premiums paid by the purchasers of such options. In addition, writing covered put options serves as a limited long hedge, because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. The securities or other assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, OTC options on debt securities are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option. Options that expire unexercised have no value.

  A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

  The Funds may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction. A Fund will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

  A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

  If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  A Fund may purchase and write put and call options on indices of debt securities in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in the debt securities market (or market sectors) rather than anticipated increases or decreases in the value of a particular security.

  GUIDELINES FOR OPTIONS. Each Fund's use of options is governed by the following guidelines, which can be changed by its board without shareholder vote:

  1. A Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options purchased by the Fund, does not exceed 5% of the Fund's total assets.

  2. The aggregate value of securities underlying put options written by any Fund determined as of the date the put options are written, will not exceed 50% of the Fund's net assets.

  3. The aggregate premiums paid on all options (including options on securities, foreign currencies and indices of debt securities and options on futures contracts) purchased by the Fund that are held at any time will not exceed 20% of the Fund's net assets.

  FUTURES. The Funds may purchase and sell interest rate futures contracts and Low Duration Fund and Strategic Income Fund may purchase and sell debt securities index futures contracts. Each Fund also may purchase put and call options, and write covered put and call options, on the futures contracts it is allowed to purchase and sell. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered call options on securities or indices.

  Futures strategies also can be used to manage the average duration of a Fund's portfolio. If Mitchell Hutchins or PIMCO wishes to shorten the average duration of a Fund, the Fund may sell an interest rate futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins or PIMCO wishes to lengthen the average duration of a Fund's portfolio, the Fund may buy an interest rate futures contract or a call option thereon or sell a put option thereon.

  Each Fund may also write put options on interest rate futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit with the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a put or call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid, secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If a Fund were unable to liquidate a futures or options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  GUIDELINES FOR FUTURES AND RELATED OPTIONS. Each Fund's use of futures and related options is governed by the following guidelines, which can be changed by its board without shareholder vote:

  1. To the extent a Fund enters into futures contracts and options on futures positions including, for High Income Fund and Strategic Income Fund, options on foreign currencies traded on a commodities exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

  2. The aggregate premiums paid on all options (including options on securities, foreign currencies and indices of debt securities and options on futures contracts) purchased by a Fund that are held at any time will not exceed 20% of the Fund's net assets.

  3. The aggregate margin deposits on all futures contracts and options thereon held at any time by the Fund will not exceed 5% of the Fund's total assets.

  FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. High Income Fund and Strategic Income Fund may use options on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which portfolio securities are denominated. Such currency hedges can protect against price movements in a security a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  A Fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, a Fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

  Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

  FORWARD CURRENCY CONTRACTS. High Income Fund and Strategic Income Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency transactions may also serve as short hedges--for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

  As noted above, High Income Fund and Strategic Income Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins believes will have a positive correlation to the value of the currency being hedged. In addition, a Fund may use forward currency contracts to shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and Mitchell Hutchins believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

  The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

  As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

  LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. High Income Fund and Strategic Income Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund maintains appropriate assets in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

INTEREST RATE PROTECTION TRANSACTIONS

  The Funds may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor on predetermined dates or during a specified time period. The Funds intend to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

  Each Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins, PIMCO and the Funds believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and appropriate Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account, as described above in "Investment Policies and Restrictions--Segregated Accounts." Each Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are written by the Fund.

  The Funds will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins or PIMCO to present minimal credit risks in accordance with guidelines established by each board. If there is a default by the other party to such a transaction, a Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

             TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

  The trustees and executive officers of the Trusts, their ages, business addresses and principal occupations during the past five years are:

                                                         BUSINESS EXPERIENCE;
    NAME AND ADDRESS*; AGE      POSITION WITH TRUSTS      OTHER DIRECTORSHIPS
    ----------------------      --------------------     --------------------
 Margo N. Alexander**; 50       Trustee and President  Mrs. Alexander is presi-
                                                        dent, chief executive
                                                        officer and a director
                                                        of Mitchell Hutchins
                                                        (since January 1995)
                                                        and also an executive
                                                        vice president and a
                                                        director of
                                                        PaineWebber. Mrs. Alex-
                                                        ander is president and
                                                        a director or trustee
                                                        of 29 investment compa-
                                                        nies for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.
 Richard Q. Armstrong; 61              Trustee         Mr. Armstrong is chair-
 78 West Brother Drive                                  man and principal of
 Greenwich, CT 06830                                    RQA Enterprises (man-
                                                        agement consulting
                                                        firm) (since April 1991
                                                        and principal occupa-
                                                        tion since March 1995).
                                                        Mr. Armstrong is also a
                                                        director of Hi Lo Auto-
                                                        motive, Inc. He was
                                                        chairman of the board,
                                                        chief executive officer
                                                        and co-owner of Adiron-
                                                        dack Beverages (pro-
                                                        ducer and distributor
                                                        of soft drinks and
                                                        sparkling/still waters)
                                                        (October 1993-March
                                                        1995). He was a partner
                                                        of the New England Con-
                                                        sulting Group (manage-
                                                        ment consulting firm)
                                                        (December 1992-Septem-
                                                        ber 1993). He was man-
                                                        aging director of LVMH
                                                        U.S. Corporation (U.S.
                                                        subsidiary of the
                                                        French luxury goods
                                                        conglomerate, Luis
                                                        Vuitton Moet Hennessey
                                                        Corporation) (1987-
                                                        1991) and chairman of
                                                        its wine and spirits
                                                        subsidiary, Schieffelin
                                                        & Somerset Company
                                                        (1987-1991). Mr. Arm-
                                                        strong is a
                                                        director or trustee of
                                                        28 investment companies
                                                        for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.

                                                         BUSINESS EXPERIENCE;
    NAME AND ADDRESS*; AGE      POSITION WITH TRUSTS      OTHER DIRECTORSHIPS
    ----------------------      --------------------     --------------------
 E. Garrett Bewkes, Jr.**; 70        Trustee and       Mr. Bewkes is a director
                                   Chairman of the      of Paine Webber Group
                                  Board of Trustees     Inc. ("PW Group")
                                                        (holding company of
                                                        PaineWebber and Mitch-
                                                        ell Hutchins). Prior to
                                                        December 1995, he was a
                                                        consultant to PW Group.
                                                        Prior to 1988, he was
                                                        chairman of the board,
                                                        president and chief ex-
                                                        ecutive officer of
                                                        American Bakeries Com-
                                                        pany. Mr. Bewkes is
                                                        also a director of In-
                                                        terstate Bakeries Cor-
                                                        poration, NaPro
                                                        BioTherapeutics, Inc.
                                                        and a director or
                                                        trustee of 29 invest-
                                                        ment companies for
                                                        which Mitchell Hutchins
                                                        or PaineWebber serves
                                                        as investment adviser.
 Richard R. Burt; 50                   Trustee         Mr. Burt is chairman of
 1101 Connecticut Avenue, N.W.                          International Equity
 Washington, D.C. 20036                                 Partners (international
                                                        investments and con-
                                                        sulting firm) (since
                                                        March 1994) and a part-
                                                        ner of McKinsey & Com-
                                                        pany (management con-
                                                        sulting firm) (since
                                                        1991). He is also a di-
                                                        rector of American Pub-
                                                        lishing Company and Ar-
                                                        cher-Daniels-Midland
                                                        Co. (agricultural com-
                                                        modities). He was the
                                                        chief negotiator in the
                                                        Strategic Arms Reduc-
                                                        tion Talks with the
                                                        former Soviet Union
                                                        (1989-1991) and the
                                                        U.S. Ambassador to the
                                                        Federal Republic of
                                                        Germany (1985-1989).
                                                        Mr. Burt is a director
                                                        or trustee of 28 in-
                                                        vestment companies for
                                                        which Mitchell Hutchins
                                                        or PaineWebber serves
                                                        as investment adviser.
 Mary C. Farrell**; 47                 Trustee         Ms. Farrell is a manag-
                                                        ing director, senior
                                                        investment strategist
                                                        and member of the In-
                                                        vestment Policy Commit-
                                                        tee of PaineWebber. Ms.
                                                        Farrell joined
                                                        PaineWebber in 1982.
                                                        She is a member of the
                                                        Financial Women's Asso-
                                                        ciation and Women's
                                                        Economic Roundtable and
                                                        is employed as a regu-
                                                        lar panelist on Wall
                                                        $treet Week with Louis
                                                        Rukeyser. She also
                                                        serves on the Board of
                                                        Overseers of New York
                                                        University's Stern
                                                        School of Business. Ms.
                                                        Farrell is a director
                                                        or trustee of 28 in-
                                                        vestment companies for
                                                        which Mitchell Hutchins
                                                        or PaineWebber serves
                                                        as investment adviser.

                                                         BUSINESS EXPERIENCE;
    NAME AND ADDRESS*; AGE      POSITION WITH TRUSTS      OTHER DIRECTORSHIPS
    ----------------------      --------------------     --------------------
 Meyer Feldberg; 55                    Trustee         Mr. Feldberg is Dean and
 Columbia University                                    Professor of Management
 101 Uris Hall                                          of the Graduate School
 New York, New York 10027                               of Business, Columbia
                                                        University. Prior to
                                                        1989, he was president
                                                        of the Illinois Insti-
                                                        tute of Technology.
                                                        Dean Feldberg is also a
                                                        director of K-III Com-
                                                        munications Corpora-
                                                        tion, Federated Depart-
                                                        ment Stores, Inc., and
                                                        Revlon, Inc. and a di-
                                                        rector or trustee of 28
                                                        investment companies
                                                        for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.
 George W. Gowen; 67                   Trustee         Mr. Gowen is a partner
 666 Third Avenue                                       in the law firm of Dun-
 New York, New York 10017                               nington, Bartholow &
                                                        Miller. Prior to May
                                                        1994, he was a partner
                                                        in the law firm of Fry-
                                                        er, Ross & Gowen. Mr.
                                                        Gowen is also a direc-
                                                        tor of Columbia Real
                                                        Estate Investments,
                                                        Inc. and a director or
                                                        trustee of 28 invest-
                                                        ment companies for
                                                        which Mitchell Hutchins
                                                        or PaineWebber serves
                                                        as investment adviser.
 Frederic V. Malek; 60                 Trustee         Mr. Malek is chairman of
 1455 Pennsylvania Avenue,                              Thayer Capital Partners
 N.W.                                                   (merchant bank). From
 Suite 350                                              January 1992 to Novem-
 Washington, D.C. 20004                                 ber 1992, he was cam-
                                                        paign manager of Bush-
                                                        Quayle '92. From 1990
                                                        to 1992, he was vice
                                                        chairman and, from 1989
                                                        to 1990, he was presi-
                                                        dent of Northwest Air-
                                                        lines Inc., NWA Inc.
                                                        (holding company of
                                                        Northwest Airlines
                                                        Inc.) and Wings Hold-
                                                        ings Inc. (holding com-
                                                        pany of NWA Inc.).
                                                        Prior to 1989, he was
                                                        employed by the
                                                        Marriott Corporation
                                                        (hotels, restaurants,
                                                        airline catering and
                                                        contract feeding),
                                                        where he most recently
                                                        was an executive vice
                                                        president and president
                                                        of Marriott Hotels and
                                                        Resorts. Mr. Malek is
                                                        also a director of
                                                        American Management
                                                        Systems, Inc. (manage-
                                                        ment consulting and
                                                        computer related serv-
                                                        ices), Automatic Data
                                                        Processing,

                                                         BUSINESS EXPERIENCE;
    NAME AND ADDRESS*; AGE      POSITION WITH TRUSTS      OTHER DIRECTORSHIPS
    ----------------------      --------------------     --------------------
                                                        Inc., CB Commercial
                                                        Group, Inc. (real es-
                                                        tate services), Choice
                                                        Hotels International
                                                        (hotel and hotel fran-
                                                        chising), FPL Group,
                                                        Inc. (electrical serv-
                                                        ices), Integra, Inc.
                                                        (bio-medical), Manor
                                                        Care, Inc. (health
                                                        care), National Educa-
                                                        tion Corporation and
                                                        Northwest Airlines Inc.
                                                        Mr. Malek is a director
                                                        or trustee of 28 other
                                                        investment companies
                                                        for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.
 Carl W. Schafer; 61                   Trustee         Mr. Schafer is president
 P.O. Box 1164                                          of the Atlantic Founda-
 Princeton, NJ 08542                                    tion (charitable foun-
                                                        dation supporting
                                                        mainly oceanographic
                                                        exploration and re-
                                                        search). He is a direc-
                                                        tor of Roadway Express,
                                                        Inc. (trucking), The
                                                        Guardian Group of Mu-
                                                        tual Funds, Evans Sys-
                                                        tems, Inc. (motor fu-
                                                        els, convenience store
                                                        and diversified compa-
                                                        ny), Electronic Clear-
                                                        ing House, Inc. (finan-
                                                        cial transactions
                                                        processing), Wainoco
                                                        Oil Corporation and
                                                        Nutraceutix, Inc. (bio-
                                                        technology). Prior to
                                                        January 1993, he was
                                                        chairman of the Invest-
                                                        ment Advisory Committee
                                                        of the Howard Hughes
                                                        Medical Institute. Mr.
                                                        Schafer is a director
                                                        or trustee of 28 in-
                                                        vestment companies for
                                                        which Mitchell Hutchins
                                                        or PaineWebber serves
                                                        as investment adviser.
 Julieanna Berry; 33               Vice President      Ms. Berry is a vice
                                (Managed Investments    president and a portfo-
                                     Trust only)        lio manager of Mitchell
                                                        Hutchins. Ms. Berry is
                                                        a vice president of two
                                                        investment companies
                                                        for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.
 Karen L. Finkel; 39               Vice President      Mrs. Finkel is a first
                                (Managed Investments    vice president and a
                                     Trust only)        portfolio manager of
                                                        Mitchell Hutchins. Mrs.
                                                        Finkel is a vice presi-
                                                        dent of two investment
                                                        companies for which
                                                        Mitchell Hutchins or
                                                        PaineWebber serves as
                                                        investment adviser.

                                                         BUSINESS EXPERIENCE;
    NAME AND ADDRESS*; AGE      POSITION WITH TRUSTS     OTHER DIRECTORSHIPS
    ----------------------      --------------------     --------------------
 Donald R. Jones; 36               Vice President      Mr. Jones is a first
                                  (Securities Trust     vice president and a
                                        only)           portfolio manager of
                                                        Mitchell Hutchins.
                                                        Prior to February
                                                        1996, he was a vice
                                                        president in the asset
                                                        management group of
                                                        First Fidelity Bancor-
                                                        poration. Mr. Jones is
                                                        a vice president of
                                                        one investment company
                                                        for which Mitchell
                                                        Hutchins or
                                                        PaineWebber serves as
                                                        investment adviser.
 James F. Keegan; 36               Vice President      Mr. Keegan is a senior
                                (Managed Investments    vice president and a
                                     Trust only)        portfolio manager of
                                                        Mitchell Hutchins.
                                                        Prior to March 1996,
                                                        he was director of
                                                        fixed income strategy
                                                        and research of
                                                        Merrion Group, L.P.
                                                        From 1987 to 1994, he
                                                        was a vice president
                                                        of global investment
                                                        management of Bankers
                                                        Trust. Mr. Keegan is a
                                                        vice president of
                                                        three investment com-
                                                        panies for which
                                                        Mitchell Hutchins or
                                                        PaineWebber serves as
                                                        investment adviser.
 Thomas J. Libassi; 38             Vice President      Mr. Libassi is a senior
                                                        vice president and a
                                                        portfolio manager of
                                                        Mitchell Hutchins.
                                                        Prior to May 1994, he
                                                        was a vice president
                                                        of Keystone Custodian
                                                        Funds Inc. with port-
                                                        folio management re-
                                                        sponsibility. Mr.
                                                        Libassi is a vice
                                                        president of four in-
                                                        vestment companies for
                                                        which Mitchell
                                                        Hutchins or
                                                        PaineWebber serves as
                                                        investment adviser.
 C. William Maher; 35            Vice President and    Mr. Maher is a first
                                 Assistant Treasurer    vice president and a
                                                        senior manager of the
                                                        mutual fund finance
                                                        division of Mitchell
                                                        Hutchins. Mr. Maher is
                                                        a vice president and
                                                        assistant treasurer of
                                                        29 investment compa-
                                                        nies for which Mitch-
                                                        ell Hutchins or
                                                        PaineWebber serves as
                                                        investment adviser.

                                                         BUSINESS EXPERIENCE;
    NAME AND ADDRESS*; AGE      POSITION WITH TRUSTS      OTHER DIRECTORSHIPS
    ----------------------      --------------------     --------------------
 Dennis McCauley; 50               Vice President      Mr. McCauley is a manag-
                                                        ing director and chief
                                                        investment officer--
                                                        fixed income of Mitch-
                                                        ell Hutchins. Prior to
                                                        December 1994, he was
                                                        director of fixed in-
                                                        come investments of IBM
                                                        Corporation.
                                                        Mr. McCauley is a vice
                                                        president of 19 invest-
                                                        ment companies for
                                                        which Mitchell Hutchins
                                                        or PaineWebber serves
                                                        as investment adviser.
 Ann E. Moran; 39                Vice President and    Ms. Moran is a vice
                                 Assistant Treasurer    president of Mitchell
                                                        Hutchins. Ms. Moran is
                                                        a vice president and
                                                        assistant treasurer of
                                                        29 investment companies
                                                        for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.
 Dianne E. O'Donnell; 44           Vice President      Ms. O'Donnell is a se-
                                    and Secretary       nior vice president and
                                                        deputy general counsel
                                                        of Mitchell Hutchins.
                                                        Ms. O'Donnell is a vice
                                                        president of 29 invest-
                                                        ment companies and sec-
                                                        retary of 28 investment
                                                        companies for which
                                                        Mitchell Hutchins or
                                                        PaineWebber serves as
                                                        investment adviser.
 Emil Polito; 36                   Vice President      Mr. Polito is a senior
                                                        vice president and di-
                                                        rector of operations
                                                        and control for Mitch-
                                                        ell Hutchins. From
                                                        March 1991 to September
                                                        1993 he was director of
                                                        the Mutual Funds Sales
                                                        Support and Service
                                                        Center for Mitchell
                                                        Hutchins and
                                                        PaineWebber. Mr. Polito
                                                        is also a vice presi-
                                                        dent of 29 investment
                                                        companies for which
                                                        Mitchell Hutchins or
                                                        PaineWebber serves as
                                                        investment adviser.
 Victoria E. Schonfeld; 46         Vice President      Ms. Schonfeld is a man-
                                                        aging director and gen-
                                                        eral counsel of Mitch-
                                                        ell Hutchins. Prior to
                                                        May 1994, she was a
                                                        partner in the law firm
                                                        of Arnold & Porter.
                                                        Ms. Schonfeld is a vice
                                                        president of 29 invest-
                                                        ment companies for
                                                        which Mitchell Hutchins
                                                        or PaineWebber serves
                                                        as investment adviser.

                                                         BUSINESS EXPERIENCE;
    NAME AND ADDRESS*; AGE      POSITION WITH TRUSTS      OTHER DIRECTORSHIPS
    ----------------------      --------------------     --------------------
 Paul H. Schubert; 34              Vice President      Mr. Schubert is a first
                                    and Assistant       vice president and a
                                      Treasurer         senior manager of the
                                                        mutual fund finance di-
                                                        vision of Mitchell
                                                        Hutchins. From August
                                                        1992 to August 1994, he
                                                        was a vice president at
                                                        BlackRock Financial
                                                        Management Inc. Prior
                                                        to August 1992, he was
                                                        an audit manager with
                                                        Ernst & Young LLP. Mr.
                                                        Schubert is a vice
                                                        president and assistant
                                                        treasurer of 29 invest-
                                                        ment companies for
                                                        which Mitchell Hutchins
                                                        or PaineWebber serves
                                                        as investment adviser.
 Nirmal Singh; 41                  Vice President      Mr. Singh is a first
                                                        vice president and a
                                                        portfolio manager of
                                                        Mitchell Hutchins.
                                                        Prior to September
                                                        1993, he was a member
                                                        of the portfolio man-
                                                        agement team at Merrill
                                                        Lynch Asset Management,
                                                        Inc. Mr. Singh is a
                                                        vice president of five
                                                        investment companies
                                                        for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.

 Julian F. Sluyters; 36          Vice President and    Mr. Sluyters is a senior
                                      Treasurer         vice president and the
                                                        director of the mutual
                                                        fund finance division
                                                        of Mitchell Hutchins.
                                                        Mr. Sluyters is a vice
                                                        president and treasurer
                                                        of 29 investment compa-
                                                        nies for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.
 Mark A. Tincher; 41               Vice President      Mr. Tincher is a manag-
                                                        ing director and chief
                                                        investment officer--eq-
                                                        uities of Mitchell
                                                        Hutchins. Prior to
                                                        March 1995, he was a
                                                        vice president and di-
                                                        rected the U.S. funds
                                                        management and equity
                                                        research areas of Chase
                                                        Manhattan Private Bank.
                                                        Mr. Tincher is a vice
                                                        president of 13 invest-
                                                        ment companies for
                                                        which Mitchell Hutchins
                                                        or PaineWebber serves
                                                        as investment adviser.

                                                         BUSINESS EXPERIENCE;
    NAME AND ADDRESS*; AGE      POSITION WITH TRUSTS      OTHER DIRECTORSHIPS
    ----------------------      --------------------     --------------------
 Craig M. Varrelman; 38            Vice President      Mr. Varrelman is a first
                                                        vice president and a
                                                        portfolio manager of
                                                        Mitchell Hutchins. Mr.
                                                        Varrelman is a vice
                                                        president of five
                                                        investment companies
                                                        for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.
 Stuart Waugh; 41                  Vice President      Mr. Waugh is a managing
                                  (Securities Trust     director and a
                                        only)           portfolio manager of
                                                        Mitchell Hutchins
                                                        responsible for global
                                                        fixed income
                                                        investments and
                                                        currency trading. Mr.
                                                        Waugh is a vice
                                                        president of five
                                                        investment companies
                                                        for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.
 Keith A. Weller; 35             Vice President and    Mr. Weller is a first
                                 Assistant Secretary    vice president and
                                                        associate general
                                                        counsel of Mitchell
                                                        Hutchins. Prior to May
                                                        1995, he was an
                                                        attorney in private
                                                        practice. Mr. Weller is
                                                        a vice president and
                                                        assistant secretary of
                                                        28 investment companies
                                                        for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.
 Teresa M. West; 38                Vice President      Ms. West is a first vice
                                                        president of Mitchell
                                                        Hutchins. Prior to No-
                                                        vember 1993, she was
                                                        compliance manager of
                                                        Hyperion Capital Man-
                                                        agement, Inc., an in-
                                                        vestment advisory firm.
                                                        Prior to April 1993,
                                                        Ms. West was a vice
                                                        president and manager--
                                                        legal administration of
                                                        Mitchell Hutchins. Ms.
                                                        West is a vice presi-
                                                        dent of 29 investment
                                                        companies for which
                                                        Mitchell Hutchins or
                                                        PaineWebber serves as
                                                        investment adviser.

----------------
  * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.
 ** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the
    Trust as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

  Managed Investments Trust pays trustees who are not "interested persons" of the Trust $1,000 annually for each series of the Trust. Securities Trust pays trustees who are not "interested persons" of the Trust $1,000 for Strategic Income Fund and $1,500 for the Trust's second series. Each Trust pays $150 for each board meeting and each separate meeting of a board committee. Therefore, Managed Investments Trust pays each such trustee $6,000 annually for its six series, Securities Trust pays each such trustee $2,500 annually for its two series and each Trust pays any additional amounts due for board or committee meetings. Mr. Feldberg and another independent trustee to be elected by the board serve as chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex and receive additional compensation, aggregating $15,000 each from the relevant funds. All trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of each Fund. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Trusts and the Funds, the Trusts require no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trusts for acting as a trustee or officer.

  The Table below includes certain information relating to the compensation of each Trust's current trustees who held office with that Trust or other PaineWebber funds during the fiscal year indicated.

                              COMPENSATION TABLE+

                                                                     TOTAL
                              AGGREGATE                           COMPENSATION
                          COMPENSATION FROM      AGGREGATE      FROM THE TRUSTS
                             THE MANAGED     COMPENSATION FROM      AND THE
NAME OF PERSON, POSITION  INVESTMENTS TRUST* SECURITIES TRUST** TRUST COMPLEX***
------------------------  ------------------ ------------------ ----------------
Richard Q. Armstrong,
 Trustee ...............        $4,139             $3,081           $59,873
Richard Burt, Trustee...        $3,389             $2,781           $51,173
Meyer Feldberg,
 Trustee................        $8,750             $1,664           $96,181
George W. Gowen,
 Trustee................        $8,750             $1,664           $92,431
Frederic V. Malek,
 Trustee................        $8,750             $1,664           $92,431
Carl W. Schafer,
 Trustee................        $4,139             $1,664           $62,307

--------
  + Only independent members of the board are compensated by a Trust and identified above; trustees who are "interested persons," as defined by the 1940 Act, do not receive compensation.
  * Represents fees paid to each trustee during the fiscal year ended November 30, 1996.
 ** Represents fees paid to each trustee during the ten months ended November
    30, 1996.
*** Represents total compensation paid to each trustee during the calendar year ended December 31, 1996; no fund within the fund complex has a pension or retirement plan.

  PRINCIPAL HOLDERS OF SECURITIES. The Funds' records as of February 28, 1997, indicate that no shareholder owned more than 5% of any Fund's shares.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

  INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator of each Fund pursuant to a contract with Managed Investments Trust dated April 21, 1988, as supplemented by a separate fee agreement dated March 26, 1993 with respect to Low Duration Income Fund, and a contract dated January 29, 1993 with Securities Trust, as supplemented by a Fee Agreement dated January 28, 1994 (each an "Advisory Contract"). Under the Advisory Contracts, Strategic Income Fund pays Mitchell Hutchins an annual fee of 0.75% of its average daily net assets and each of the four other Funds pays Mitchell Hutchins an annual fee of 0.50% of its average daily net assets. All fees paid under the Advisory Contracts are computed daily and paid monthly.

  During each of the periods indicated, Mitchell Hutchins earned (or accrued) advisory fees in the amounts set forth below:

                                               FISCAL YEAR ENDED NOVEMBER 30,
                                            ------------------------------------
                                                1996        1995        1994
                                            ------------ ----------- -----------
   U.S. Government Income Fund.............  $2,517,534  $2,784,437   $3,958,127
   Investment Grade Income Fund............  $1,685,067  $1,890,394   $1,897,899
   High Income Fund........................  $2,656,610  $3,050,197   $4,047,201
   Low Duration Income Fund................  $1,272,455  $1,839,876   $5,598,491
                                                                       (of which
                                                                        $400,611
                                                                     was waived)
                                                                       PERIOD
                                             TEN MONTHS  FISCAL YEAR FEBRUARY 7,
                                               ENDED        ENDED     1994* TO
                                            NOVEMBER 30, JANUARY 31, JANUARY 31,
                                                1996        1996        1995
                                            ------------ ----------- -----------
   Strategic Income Fund...................  $  407,534  $  546,119   $  603,881

--------
 * Commencement of operations.

  The Advisory Contracts authorize Mitchell Hutchins to retain one or more sub-advisers but do not require Mitchell Hutchins to do so. Under a sub-investment advisory contract ("Sub-Advisory Contract") dated November 14, 1994 with Mitchell Hutchins, PIMCO serves as sub-adviser for Low Duration Income Fund. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Fund) pays PIMCO a fee in the annual amount of 0.25% of the Fund's average daily net assets. PIMCO bears all expenses incurred by it in connection with its services under the Sub-Advisory Contract. For the fiscal years ended November 30, 1996 and November 30, 1995 and the period October 20, 1994 to November 30, 1994, Mitchell Hutchins paid (or accrued) to PIMCO sub-advisory fees of $636,228, $919,938 and $147,540, pursuant to the Sub-Advisory Contract and a substantially similar prior contract.

  Under a service agreement pursuant to which PaineWebber provides certain services to each Fund not otherwise provided by the Funds' transfer agent, which agreement is reviewed by each Trust's board annually, PaineWebber earned (or accrued) the amounts set forth below during each of the periods indicated.

                                               FISCAL YEAR ENDED NOVEMBER 30,
                                            ------------------------------------
                                                1996        1995        1994
                                            ------------ ----------- -----------
   U.S. Government Income Fund.............   $133,159    $154,428    $196,490
   Investment Grade Income Fund............   $ 83,120    $ 99,641    $ 97,475
   High Income Fund........................   $131,762    $158,323    $181,748
   Low Duration Income Fund................   $ 70,807    $107,999    $139,291
                                                                       PERIOD
                                             TEN MONTHS  FISCAL YEAR FEBRUARY 7,
                                               ENDED        ENDED     1994* TO
                                            NOVEMBER 30, JANUARY 31, JANUARY 31,
                                                1996        1996        1995
                                            ------------ ----------- -----------
   Strategic Income Fund...................   $ 14,226    $ 19,823    $ 21,998

--------
 * Commencement of operations

  Under the terms of the Advisory Contracts, each Fund bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of a Trust not readily identifiable as belonging to a particular series of the Trust are allocated among the series of the Trust (including the Funds) by or under the direction of the Trust's board of trustees in such manner as the board deems fair and equitable. Expenses borne by the Funds include the following (or each Fund's share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Fund by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to trustees who are not interested persons of the Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and any other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a Fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent trustees; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates;
(13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to existing shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Trust or a Fund; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to trustees and officers; and (18) costs of mailing, stationery and communications equipment.

  Under each Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Fund in connection with the performance of the Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Under the Sub-Advisory Contract, PIMCO will not be liable for any error of judgment or mistake of law or for any loss suffered by Managed Investments Trust, Low Duration Income Fund, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to any of them to which PIMCO would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract. Each Advisory Contract terminates automatically with respect to each Fund upon assignment and is terminable at any time without penalty by the applicable board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Trust. The Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by the board or by vote of the holders of a majority of Low Duration Income Fund's outstanding voting securities on 60 days' notice to PIMCO, or by PIMCO on 120 days' written notice to Mitchell Hutchins. The Sub-Advisory Contract may also be terminated by Mitchell Hutchins
(1) upon material breach by PIMCO of its representations and warranties, which breach shall not have been cured within a 20 day period after notice of such breach; (2) if PIMCO becomes unable to discharge its duties and obligations under the Sub-Advisory Contract; or (3) on 120 days' notice to PIMCO.

  The following table shows the approximate net assets as of February 28, 1997, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                   NET ASSETS
      INVESTMENT CATEGORY                           ($ MIL)
      -------------------                          ----------
      Domestic (excluding Money Market).........   $ 5,710.4
      Global....................................     2,938.1
      Equity/Balanced...........................     3,579.3
      Fixed Income (excluding Money Market).....     5,069.2
         Taxable Fixed Income...................     3,478.8
         Tax-Free Fixed Income..................     1,590.4
      Money Market Funds........................    24,668.5

  Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of other PaineWebber funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

  PIMCO personnel also may invest in securities for their own accounts pursuant to PIMCO's code of ethics, which establishes procedures for personal investing and restricts certain transactions.

  DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of the Class A, Class B and Class C shares of each Fund under separate distribution contracts with each Trust (collectively, "Distribution Contracts") that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of the Funds. Shares of the Funds are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber, relating to the Class A, Class B and Class C shares of each Fund (collectively, "Exclusive Dealer Agreements"), PaineWebber and its correspondent firms sell each Fund's shares.

  Under separate plans of distribution pertaining to the Class A, Class B and Class C shares of each Fund adopted by the Trusts in the manner prescribed under Rule 12b-1 under the 1940 Act ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), each Fund pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each Class of shares. Under the Class B Plan, each Fund also pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% of the average daily net assets of the Class B shares. Under the Class C Plan, each Fund pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.50% of the average daily net assets of the Class C shares.

  Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the board at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant Class and (4) while the Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the Trust shall be committed to the discretion of the trustees who are not "interested persons" of the Trust.

  In reporting amounts expended under the Plans to the trustees, Mitchell Hutchins will allocate expenses attributable to the sale of each Class of Fund shares to such Class based on the ratio of sales of such Class to the sales of all three Classes of shares. The fees paid by one Class of Fund shares will not be used to subsidize the sale of any other Class of Fund shares.

  The Funds paid (or accrued) the following fees to Mitchell Hutchins under the Class A, Class B and Class C Plans during the fiscal periods shown:

                                                       INVESTMENT                      STRATEGIC
                         U.S. GOVERNMENT LOW DURATION    GRADE     HIGH INCOME           INCOME
                           INCOME FUND   INCOME FUND  INCOME FUND      FUND               FUND
                         --------------- ------------ ------------ ------------ ------------------------
                           FISCAL YEAR   FISCAL YEAR  FISCAL YEAR  FISCAL YEAR   TEN MONTHS  FISCAL YEAR
                              ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                          NOVEMBER 30,   NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, JANUARY 31,
                              1996           1996         1996         1996         1996        1996
                         --------------- ------------ ------------ ------------ ------------ -----------
Class A.................    $948,991      $  244,189    $597,257    $  583,168    $ 19,708    $ 25,887
Class B.................     714,894          88,618     636,961     2,043,792     317,852     415,659
Class C.................     336,391       1,107,463     258,103       702,569     110,029     156,716

  Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the Funds during the fiscal periods shown:

                                    CLASS A

                                                        INVESTMENT                      STRATEGIC
                          U.S. GOVERNMENT LOW DURATION    GRADE     HIGH INCOME           INCOME
                            INCOME FUND   INCOME FUND  INCOME FUND      FUND               FUND
                          --------------- ------------ ------------ ------------ ------------------------
                            FISCAL YEAR   FISCAL YEAR  FISCAL YEAR  FISCAL YEAR   TEN MONTHS  FISCAL YEAR
                               ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                           NOVEMBER 30,   NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, JANUARY 31,
                               1996           1996         1996         1996         1996        1996
                          --------------- ------------ ------------ ------------ ------------ -----------
Marketing and
 advertising............     $ 73,288       $211,531     $ 52,608    $   48,020    $ 8,925     $ 57,841
Printing of prospectuses
 and statements of
 additional information.          941            744        1,257           809        558          347
Branch network costs
 allocated and interest
 expense................      349,595        350,745      256,083       287,703     13,682       25,190
Service fees paid to
 investment executives..      372,057         96,410      233,362       229,098      7,312       11,649

                                    CLASS B

                                                        INVESTMENT                      STRATEGIC
                          U.S. GOVERNMENT LOW DURATION    GRADE     HIGH INCOME           INCOME
                            INCOME FUND   INCOME FUND  INCOME FUND      FUND               FUND
                          --------------- ------------ ------------ ------------ ------------------------
                            FISCAL YEAR   FISCAL YEAR  FISCAL YEAR  FISCAL YEAR   TEN MONTHS  FISCAL YEAR
                               ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                           NOVEMBER 30,   NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, JANUARY 31,
                               1996           1996         1996         1996         1996        1996
                          --------------- ------------ ------------ ------------ ------------ -----------
Marketing and
 advertising............     $100,349       $ 72,394     $ 59,915    $   76,864    $29,679     $271,864
Amortization of
 commissions............      291,401         31,790      240,872     1,026,367    145,870      147,793
Printing of prospectuses
 and statements of
 additional information.        1,289            248        1,434         1,295      1,854        1,629
Branch network costs
 allocated and interest
 expense................      590,351        272,135      328,338       494,823     58,622      149,592
Service fees paid to
 investment executives..       70,123          8,670       62,224       209,650     29,451       46,762

                                    CLASS C

                                                        INVESTMENT                      STRATEGIC
                          U.S. GOVERNMENT LOW DURATION    GRADE     HIGH INCOME           INCOME
                            INCOME FUND   INCOME FUND  INCOME FUND      FUND               FUND
                          --------------- ------------ ------------ ------------ ------------------------
                            FISCAL YEAR   FISCAL YEAR  FISCAL YEAR  FISCAL YEAR   TEN MONTHS  FISCAL YEAR
                               ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                           NOVEMBER 30,   NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, JANUARY 31,
                               1996           1996         1996         1996         1996        1996
                          --------------- ------------ ------------ ------------ ------------ -----------
Marketing and
 advertising............     $ 53,523       $155,582     $ 27,798     $ 32,508      $7,671     $129,542
Amortization of
 commissions............       85,591        286,383       60,044      165,732      29,568       41,673
Printing of prospectuses
 and statements of
 additional information.          687            558          737          547         479          777
Branch network costs
 allocated and interest
 expense................      281,663        550,340      136,385      171,221      11,907       56,752
Service fees paid to
 investment executives..       44,069        145,132       32,481       96,212      11,166       17,631

  "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing Fund shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of each Fund's shares, including the PaineWebber retail branch system.

  In approving the Funds' overall Flexible Pricing(SM) system of distribution, each board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the Funds and attracting new investors and assets to the Funds to the benefit of each Fund and its shareholders, (2) facilitate distribution of the Funds' shares and (3) maintain the competitive position of the Funds in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

  In approving the Class A Plan, each board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (4) the services provided to the Fund and its shareholders by Mitchell Hutchins, (5) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

  In approving the Class B Plan, each board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from the Fund's purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

  In approving the Class C Plan, each board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the Fund's purchase payments and instead having the entire amount of their purchase payments immediately invested in Fund shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Fund than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, (5) the services provided to the Fund and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service- and distribution-related expenses and costs. The trustees also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

  With respect to each Plan, the trustees considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The trustees also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees that are calculated based upon a percentage of the average net assets of each Fund, which fees would increase if the Plan were successful and the Funds attained and maintained significant asset levels.

  Under the Distribution Contract between each Trust and Mitchell Hutchins for the Class A shares and similar prior distribution contracts, for the periods set forth below, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer:

                                                          FISCAL YEARS ENDED
                                                             NOVEMBER 30,
                                                      --------------------------
                                                        1996     1995     1994
                                                      -------- -------- --------

     U.S. GOVERNMENT INCOME FUND
      Earned......................................... $ 28,937 $ 41,959 $121,124
      Retained.......................................    2,595    3,492   10,336

     LOW DURATION INCOME FUND
      Earned......................................... $  3,734 $  5,994 $892,216
      Retained.......................................      211    3,637  494,591

     INVESTMENT GRADE INCOME FUND
      Earned......................................... $ 36,783 $ 48,610 $137,013
      Retained.......................................    2,873   28,121   79,808

     HIGH INCOME FUND
      Earned......................................... $220,619 $297,694 $793,898
      Retained.......................................   16,318   18,982   55,058

                                                                    PERIOD
                                       TEN MONTHS  FISCAL YEAR FEBRUARY 7, 1994
                                         ENDED        ENDED      (COMMENCEMENT
                                      NOVEMBER 30, JANUARY 31, OF OPERATIONS) TO
                                          1996        1996     JANUARY 31, 1995
                                      ------------ ----------- -----------------
      STRATEGIC INCOME FUND
      Earned.........................   $16,799      $7,392        $469,876
      Retained.......................     1,110         415          32,555

  For the fiscal periods shown, Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares:

                                                       INVESTMENT
                         U.S. GOVERNMENT LOW DURATION    GRADE         HIGH            STRATEGIC
                           INCOME FUND   INCOME FUND  INCOME FUND  INCOME FUND        INCOME FUND
                         --------------- ------------ -----------  -----------  ------------------------
                           FISCAL YEAR   FISCAL YEAR  FISCAL YEAR  FISCAL YEAR   TEN MONTHS  FISCAL YEAR
                              ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                          NOVEMBER 30,   NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, JANUARY 31,
                              1996           1996         1996         1996         1996        1996
                         --------------- ------------ ------------ ------------ ------------ -----------
Class A.................     $     0        $    0      $     0      $     0      $     0      $    0
Class B.................     224,806        27,383      151,713      899,719      121,018      44,780
Class C.................       2,034        18,847        2,431       17,717        1,122           0

                             PORTFOLIO TRANSACTIONS

  Subject to policies established by each board, Mitchell Hutchins or PIMCO, as applicable, is responsible for the execution of each Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins and PIMCO seek to obtain the best net results for a Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. Generally, bonds are traded on the OTC market on a "net" basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. While Mitchell Hutchins and PIMCO generally seek reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results.

  During the fiscal periods indicated, the Funds paid the brokerage commissions set forth below:

                                               FISCAL YEAR ENDED NOVEMBER 30,
                                            ------------------------------------
                                                1996        1995        1994
                                            ------------ ----------- -----------
U.S. Government Income Fund................   $     0        $ 0       $     0
Investment Grade Income Fund...............   $ 2,400        $ 0       $21,500
High Income Fund...........................   $32,596        $ 0       $74,838
Low Duration Income Fund...................   $     0        $ 0       $88,421
                                                                       PERIOD
                                             TEN MONTHS  FISCAL YEAR FEBRUARY 7,
                                               ENDED        ENDED     1994* TO
                                            NOVEMBER 30, JANUARY 31, JANUARY 31,
                                                1996        1996        1995
                                            ------------ ----------- -----------
Strategic Income Fund......................      $0          $0          $0

--------
* Commencement of operations

  No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. Each board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or its affiliates are reasonable and fair. Specific provisions in each Advisory Contract authorize Mitchell Hutchins and any of its affiliates that are members of a national securities exchange to effect portfolio transactions for the Funds on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid in accordance with applicable SEC regulations. During the last three fiscal years or periods indicated above, no Fund paid any brokerage commissions to PaineWebber or any other affiliate of Mitchell Hutchins, except that, during the fiscal year ended November 30, 1994, High Income Fund paid approximately $30,915 in brokerage commissions to PaineWebber.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. Each Fund's procedures in selecting FCMs to execute that Fund's transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interests of a Fund and subject to the review of the applicable board, Mitchell Hutchins or PIMCO may cause a Fund to purchase and sell portfolio securities through brokers which provide the Fund with research, analysis, advice and similar services. In return for such services, the Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or PIMCO determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins or PIMCO to that Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. During the fiscal year ended November 30, 1996, the Funds directed no portfolio transactions to brokers chosen because they provided research services.

  For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins and PIMCO seek best execution. Although Mitchell Hutchins or PIMCO may receive certain research or execution services in connection with these transactions, neither will purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, neither Mitchell Hutchins nor PIMCO will enter into any explicit soft dollar arrangements relating to principal transactions or receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins and PIMCO may engage in agency transactions in OTC debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins or PIMCO receiving multiple quotes from dealers before executing the transaction on an agency basis.

  Information and research services furnished by brokers or dealers through which or with which a Fund effects securities transactions may be used by Mitchell Hutchins or PIMCO in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or PIMCO by dealers or brokers in connection with other funds or accounts Mitchell Hutchins or PIMCO advises may be used by Mitchell Hutchins or PIMCO in advising the Fund. Information and research received from such brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract or PIMCO under the Sub-Advisory Contract.

  Investment decisions for the Funds and other investment accounts managed by Mitchell Hutchins or PIMCO are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for the Fund involved and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  The Funds will not purchase securities that are offered in underwritings in which Mitchell Hutchins or any of its affiliates is a member of the underwriting or selling group except pursuant to procedures adopted by a board pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins or any affiliate thereof not participate in or benefit from the sale to the Fund.

  PORTFOLIO TURNOVER. The turnover rate may vary greatly from year to year for any Fund and will not be a limiting factor when Mitchell Hutchins or PIMCO deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year.

  During the fiscal period indicated, the portfolio turnover rates were as set forth below:

                                                   PORTFOLIO TURNOVER RATES
                                                         FOR THE YEARS
                                                      ENDED NOVEMBER 30,
                                                   ---------------------------
   FUND                                                1996           1995
   ----                                            ------------   ------------
   U.S. Government Income Fund*...................          359%           206%
   Investment Grade Income Fund...................          115%           149%
   High Income Fund...............................          142%            94%
   Low Duration Income Fund.......................          210%           242%

                                                                      PERIOD
                            TEN MONTHS ENDED  FISCAL YEAR ENDED FEBRUARY 7, 1994**
                            NOVEMBER 30, 1996 JANUARY 31, 1996  TO JANUARY 31, 1995
                            ----------------- ----------------- -------------------
   Strategic Income Fund...       101%               91%               117%

--------

* Portfolio turnover was significantly higher for the fiscal year ending November 30, 1996 due to greater volatility in the bond market, more frequent rebalancing of the Fund's duration and an increase number of transactions in mortgage-backed securities on a forward commitment ("TBA") basis.
** Commencement of Operations

                 REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND
                   REDEMPTION INFORMATION AND OTHER SERVICES

  COMBINED PURCHASE PRIVILEGE--CLASS A SHARES. Investors and eligible groups of related Fund investors may combine purchases of Class A shares of the Funds with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges for Class A shares indicated in the table of sales charges in the Prospectus. The sales charge payable on the purchase of Class A shares of the Funds and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

  An "eligible group of related Fund investors" can consist of any combination of the following:

    (a) an individual, that individual's spouse, parents and children;

    (b) an individual and his or her Individual Retirement Account ("IRA");

    (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

    (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by the individual(s);

    (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

    (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse; or

    (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer).

    (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

  RIGHTS OF ACCUMULATION--CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Fund investors (as defined above) are permitted to purchase Class A shares of the Funds among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Fund shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

  WAIVERS OF SALES CHARGES--CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the sole shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

  Certain PaineWebber mutual funds offered shares subject to contingent deferred sales charges before the implementation of the Flexible Pricing system on July 1, 1991 ("CDSC Funds"). The contingent deferred sales charge is waived with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 by officers, directors (trustees) or employees of the CDSC Funds, Mitchell Hutchins or their affiliates (or their spouses and children under age
21). In addition, the contingent deferred sales charge will be reduced by 50% with respect to redemptions of Class B shares of CDSC Funds purchased prior to July 1, 1991 with a net asset value at the time of purchase of at least $1 million. If Class B shares of a CDSC Fund purchased prior to July 1, 1991 are exchanged for Class B shares of a Fund, any waiver or reduction of the contingent deferred sales charge that applied to the Class B shares of the CDSC Fund will apply to the Class B shares of the Fund acquired through the exchange.

  ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Funds may be exchanged for shares of the corresponding Class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce the exchange fee and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Fund temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Fund's investment objective, policies and restrictions.

  If conditions exist which make cash payments undesirable, each Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. Any such redemption in kind will be made with readily marketable securities, to the extent available. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. Each Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, under which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for one shareholder. This election is irrevocable unless the SEC permits its withdrawal. A Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Fund's portfolio at the time.

  AUTOMATIC INVESTMENT PLAN. Participation in the Automatic Investment Plan enables an investor to use the technique of "dollar cost averaging." When the investor invests the same dollar amount each month under the plan, the investor will purchase more shares when a Fund's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the automatic investment plan does not assure a profit or protect against loss in declining markets. Additionally, because the automatic investment plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of low price levels.

  SYSTEMATIC WITHDRAWAL PLAN. An investor's participation in the systematic withdrawal plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Fund account at the time the investor elects to participate in the systematic withdrawal plan) less aggregate redemptions made other than pursuant to the systematic withdrawal plan is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional Fund shares concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 15th of each month for monthly plans and on or about the 15th of the months selected for quarterly or semi-annual plans, PaineWebber will arrange for redemption by a Fund of sufficient Fund shares to provide the withdrawal payment specified by participants in the Funds' systematic withdrawal plan. The payment generally is mailed approximately three Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends but redemption proceeds, with the tax consequences described under "Dividends & Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the systematic withdrawal plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ("Transfer Agent"). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

  REINSTATEMENT PRIVILEGE--CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed their Class A shares may reinstate their account without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the redemption proceeds are reinvested, if the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for the shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Dividends & Taxes" in the Prospectus.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLANSM; PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT(R) (RMA(R)).

  Shares of the PaineWebber mutual funds (each a "PW Fund" and, collectively, the "PW Funds") are available for purchase by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders") through the RMA Resource Accumulation Plan ("Plan"). The Plan allows an RMA accountholder to continually invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

  To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

  The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

 PERIODIC INVESTING AND DOLLAR COST AVERAGING.

  Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging". By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of low share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

 PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT.

  In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

  . monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold
    MasterCard (R) transactions during the period, and provide realized and unrealized gain and loss estimates for most securities held in the account;

  . comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

  . automatic "sweep" of uninvested cash into the accountholder's choice of the six RMA money market funds--RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. Each money market fund attempts to maintain a stable price per share of $1.00, although there can be no assurance that it will be able to do so. Investments in the money market funds are not insured or guaranteed by the U.S. government;

  . check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

  . Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

  . 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

  . expanded account protection to $25 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

  . automatic direct deposit of checks into the investor's RMA account and automatic withdrawals from the account.

  The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES

  Class B shares of each Fund automatically convert to Class A shares of that Fund, based on the relative net asset value per share of each of the two Classes, as of the close of business on the first Business Day (defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. If a shareholder acquired Class B shares of a Fund through an exchange of Class B shares of a CDSC Fund that were acquired prior to July 1, 1991, the shareholder's holding period for purposes of conversion is determined based on the date the CDSC Fund shares were initially issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares are held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also convert to Class A shares. The portion is determined by the ratio that the shareholder's Class B shares converting to Class A bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

  The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition for the availability of the conversion feature will not be met.

                              VALUATION OF SHARES

  Each Fund determines the net asset value per share separately for each class of shares as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Securities that are listed on exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins as the primary market. Securities traded in the OTC market and listed on The Nasdaq Stock Market are valued at the last available sale price on The Nasdaq Stock Market at 4:00 p.m., Eastern time; other OTC securities are valued at the last bid price available prior to valuation.

  Where market quotations are readily available, portfolio securities are valued based upon market quotations, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins or PIMCO, the fair value of the security. Where such market quotations are not readily available, securities are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. All other securities or assets will be valued at fair value as determined in good faith by or under the direction of the applicable board. All investments of High Income Fund and Strategic Income Fund that are quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Fund's custodian.

  Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which events will not be reflected in a computation of High Income Fund's or Strategic Income Fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value by or under the direction of the applicable board. The foreign currency exchange transactions of High Income Fund and Strategic Income Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

                            PERFORMANCE INFORMATION

  Each Fund's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

  TOTAL RETURN. Average annual total return quotes ("Standardized Return") used in a Fund's Performance Advertisements are calculated according to the following formula:

   P(1+T)/n/ = ERV

where: P     = a hypothetical initial payment of $1,000 to purchase shares of a specified class
       T     = average annual total return of shares of that class
       n     = number of years
       ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of that period.

  Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, the maximum 4% sales charge (3% for Low Duration Income Fund) is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B and Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

  Each Fund also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Each Fund calculates Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Fund shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of these charges would reduce the return.

  Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years will reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

  The following tables show performance information for the Class A, Class B and Class C (formerly Class D) shares of the Funds for the periods indicated. All returns for periods of more than one year are expressed as an average annual return:

                         U.S. GOVERNMENT            LOW DURATION          INVESTMENT GRADE
                           INCOME FUND               INCOME FUND             INCOME FUND          HIGH INCOME FUND
                     ------------------------- ----------------------- ----------------------- -----------------------
                     CLASS A  CLASS B  CLASS C CLASS A CLASS B CLASS C CLASS A CLASS B CLASS C CLASS A CLASS B CLASS C
                     -------  -------  ------- ------- ------- ------- ------- ------- ------- ------- ------- -------
Year ended November
 30, 1996:
  Standardized
   Return*..........  (0.75)%  (2.28)%  2.23%   3.37%   2.60%   5.07%    2.03%  0.54%   5.05%   11.89%  10.86%  15.21%
  Non-Standardized
   Return...........   3.39%    2.72%   2.98%   6.46%   5.60%   5.82%    6.33%  5.54%   5.80%   16.55%  15.86%  15.96%
Inception** to
 November 30, 1996:
  Standardized
   Return*..........   7.80%    4.45%   2.91%   2.87%   2.69%   3.21%    9.81%  8.26%   7.12%   10.67%  12.24%   8.96%
  Non-Standardized
   Return...........   8.16%    4.60%   2.91%   3.78%   2.95%   3.21%   10.18%  8.34%   7.12%   11.04%  12.35%   8.96%
Five years ended
 November 30, 1996:
  Standardized
   Return*..........   3.57%    3.28%     NA      NA      NA      NA    7.66%   7.41%     NA    10.85%  10.66%     NA
  Non-Standardized
   Return...........   4.43%    3.63%     NA      NA      NA      NA    8.53%   7.20%     NA    11.75%  10.93%     NA
Ten years ended
 November 30, 1996:
  Standardized
   Return*..........   5.96%      NA      NA      NA      NA      NA     7.77%    NA      NA     8.85%     NA      NA
  Non-Standardized
   Return...........   6.39%      NA      NA      NA      NA      NA     8.32%    NA      NA     9.30%     NA      NA

                                                          STRATEGIC INCOME FUND
                                                         -----------------------
                                                         CLASS A CLASS B CLASS C
                                                         ------- ------- -------
Year ended November 30, 1996:
  Standardized Return*..................................  10.96%   9.69%  14.32%
  Non-Standardized Return*..............................  15.60%  14.69%  15.07%
Inception** to November 30, 1996:
  Standardized Return*..................................   4.63%   4.42%   5.68%
  Non-Standardized Return*..............................   6.18%   5.40%   5.68%

--------
*All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4% (3% for Low Duration Income Fund). All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period.
**For U.S. Government Income Fund, Investment Grade Income Fund and High Income
   Fund, the inception dates for each Class were as follows: Class A shares-- August 31, 1984; Class B shares--July 1, 1991; and Class C shares--July 2, 1992. For Low Duration Income Fund, the inception date for its Class A, Class B and Class C shares was May 3, 1993. For Strategic Income Fund, the inception date for Class A, Class B and Class C shares was February 7, 1994.

  YIELD. Yields used in each Fund's Performance Advertisements are calculated by dividing the Fund's interest income attributable to a class of shares for a 30-day period ("Period"), net of expenses attributable to such class, by the average number of shares of such class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semiannual compounding) of the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) at the end of the Period. Yield quotations are calculated according to the following formula:

             a-b
  YIELD = 2[(--- + 1)/6/ - 1]
              cd

where: a =   interest earned during the Period attributable to a class of shares
       b =   expenses accrued for the Period attributable to a class of shares
             (net of reimbursements)
       c =   the average daily number of shares of the class outstanding during the Period that were entitled to receive dividends
       d =   the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) on the last day of the Period

  Except as noted below, in determining net investment income earned during the Period (variable "a" in the above formula), each Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the period (variable "d" in the above formula), the Funds' current maximum 4% (3% for Low Duration Income Fund) initial sales charge on Class A shares is included.

  The following table shows the yield for the Class A, Class B and Class C shares of each Fund for the 30-day period ended November 30, 1996.

                         U.S. GOVERNMENT LOW DURATION INVESTMENT GRADE HIGH INCOME STRATEGIC INCOME
                           INCOME FUND   INCOME FUND    INCOME FUND       FUND           FUND
                         --------------- ------------ ---------------- ----------- ----------------
Class A.................      5.61%          5.78%          6.84%         9.06%          7.17%
Class B.................      5.09%          5.14%          6.38%         8.68%          6.72%
Class C.................      5.35%          5.37%          6.62%         8.94%          6.97%

  OTHER INFORMATION. In Performance Advertisements, each Fund may compare its Standardized Return and/or its Non-Standardized Return with data published by Lipper Analytical

Services, Inc. ("Lipper") for U.S. government funds (U.S. Government Income Fund and Low Duration Income Fund), corporate bond (BBB) funds (Investment Grade Income Fund) and high yield funds (High Income Fund); CDA Investment Technologies, Inc. ("CDA"); Wiesenberger Investment Companies Service ("Wiesenberger"); Investment Company Data Inc. ("ICD"); or Morningstar Mutual Funds ("Morningstar"); or with the performance of U.S. Treasury securities of various maturities, recognized stock, bond and other indices, including (but not limited to) the Salomon Brothers Bond Index, First Boston High Yield Index, Merrill Lynch High Yield Indices, Lehman Bond Index, Lehman Government/Corporate Bond Index, the Standard & Poor's 500 Composite Stock Price Index ("Standard & Poor's 500"), the Dow Jones Industrial Average, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. Such comparisons also may include economic data and statistics published by the United States Bureau of Labor Statistics, such as the cost of living index, information and statistics on the residential mortgage market or the market for mortgage-backed securities, such as those published by the Federal Reserve Bank, the Office of Thrift Supervision, Ginnie Mae, Fannie Mae and Freddie Mac and the Lehman Mortgage-Backed Securities Index. Each Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, including (but not limited to) THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

  A Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

  The Funds may also compare their performance with, or may otherwise discuss, the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing a Fund or its performance to CDs or CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Fund shares are not insured or guaranteed by the U.S. government and returns thereon and net asset values will fluctuate. The securities held by the Funds generally have longer maturities than most CDs and may reflect interest rate fluctuations for longer term securities. An investment in a Fund involves greater risks than an investment in either a money market fund or a CD.

                                     TAXES

  In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for High Income Fund and Strategic Income Fund, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months--options or futures (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICS) of any one issuer.

  Dividends and other distributions declared by a Fund in November or December of any year and payable to shareholders of record on a date in either of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  U.S. Government Income Fund and Low Duration Income Fund each invests exclusively in debt securities and receives no dividend income; accordingly, no portion of the dividends or other distributions paid by these Funds is eligible for the dividends-received deduction allowed to corporations. Although High Income Fund, Investment Grade Income Fund and Strategic Income Fund are authorized to hold equity securities, it is expected that any dividend income received by the Funds will be minimal.

  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  Interest and dividends, if any, received by High Income Fund and Strategic Income Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

  Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on November 30 of that year, plus certain other amounts.

  The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures and forward contracts on foreign currencies, that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.

  If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not qualify for this treatment, it may be forced to defer the closing out of certain options, futures, forward currency contracts and/or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

  Each Fund may acquire zero coupon or other securities issued with OID. As a holder of such securities, a Fund would have to include in its gross income the portion of the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, High Income Fund and Strategic Income Fund must include in their gross income securities they receive as "interest" on payment-in-kind securities. Each Fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce the Fund's ability to sell other securities, or certain options, futures or forward currency contracts, or foreign currency positions held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

                               OTHER INFORMATION

  PaineWebber Managed Investments Trust and PaineWebber Securities Trust are entities of the type commonly known as "Massachusetts business trusts." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of each Trust or a Fund. However, each Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or a Fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a Fund, the trustees or any of them in connection with the Trust. Each Declaration of Trust provides for indemnification from the relevant Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a Fund's shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of each Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

  Prior to October 20, 1995, Low Duration Income Fund was known as "PaineWebber Short-Term U.S. Government Income Fund." Prior to November 10, 1995, the Class C shares of all five Funds were called "Class D" shares.

  CLASS-SPECIFIC EXPENSES. Each Fund might determine to allocate certain expenses (in addition to distribution fees) to the specific classes of the Fund's shares to which those expenses are attributable. For example, Class B shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class C shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Moreover, the tracking and calculations required by the automatic conversion feature of the Class B shares will cause the Transfer Agent to incur additional costs. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each Class.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, NW, Washington, DC 20036-1800, serves as counsel to the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

  INDEPENDENT AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for PaineWebber Managed Investments Trust. Price Waterhouse, LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as independent accountants for Strategic Income Fund.

                              FINANCIAL STATEMENTS

  The Funds' Annual Reports to Shareholders for the fiscal periods ended November 30, 1996 are separate documents supplied with this Statement of Additional Information and the financial statements, accompanying notes and reports of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  -----------

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Investment Policies and Restrictions......................................   2
Hedging and Other Strategies Using Derivative Contracts...................  22
Trustees and Officers; Principal Holders of Securities....................  34
Investment Advisory and Distribution Arrangements.........................  43
Portfolio Transactions....................................................  50
Reduced Sales Charges, Additional Exchange and Redemption Information and
 Other Services...........................................................  54
Conversion of Class B Shares..............................................  58
Valuation of Shares.......................................................  59
Performance Information...................................................  60
Taxes.....................................................................  64
Other Information.........................................................  66
Financial Statements......................................................  67

(C) 1997 PaineWebber Incorporated



                                PAINEWEBBER

                                U.S. GOVERNMENT
                                INCOME FUND


                                LOW DURATION
                                U.S. GOVERNMENT  INCOME FUND


                                INVESTMENT GRADE
                                INCOME FUND


                                HIGH INCOME FUND


                                STRATEGIC INCOME FUND

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                      Statement of Additional Information

                                                                   April 1, 1997
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                                                                     PAINEWEBBER